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                                                                    EXHIBIT 24.1

                               POWER OF ATTORNEY

     Each person whose signature appears below hereby constitutes and appoints Stanley Goldberg and Mark G. Eisenschenk and each of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and re-substitution for him and in his name, place and stead, in any and all capacities, to sign the Ringer Corporation (the "Company") Annual Report on Form 10-KSB for the year ended September 30, 1997 (the "1996 Form 10-KSB") under the Securities Exchange Act of 1934, as amended, and any and all amendments thereto, and to file such 1997 Form 10-KSB and any and all such amendments, with all exhibits thereto, and all other documents in connection therewith, with the Securities and Exchange Commission, state securities administrations and any and all other agencies or administrations as may be deemed necessary or advisable by said attorneys-in-fact and agents, and each of them, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or either of them, or their or his substitutes, may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, this Power of Attorney has been signed on the 8th day of December 1997, by the following persons:


/S/ Gordon F. Stofer                     /S/ Robert W. Fischer
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Gordon F. Stofer                         Robert W. Fischer

/S/ Stanley Goldberg                     /S/ Donald E. Lovness
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Stanley Goldberg                         Donald E. Lovness

/S/ John R. Hetterick                    /S/ Franklin Pass
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John R. Hetterick                        Franklin Pass

/S/ Frederick F. Yanni, Jr.              /S/ Richard Mayo
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Frederick F. Yanni, Jr.                  Richard Mayo